Barclays Back to School Conference September 3, 2013 Sean Connolly, President & CEO Maria Henry, EVP & CFO Exhibit 99

Forward-Looking Statements
We caution you that our remarks this morning contain forward-looking statements about
HSH’s future operations, financial performance, business conditions and our outlook for
FY14 and future fiscal years.  These forward-looking statements are based on currently available competitive, financial and economic data, as well as management’s views and assumptions regarding future events.  Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ materially from those expressed or implied in these statements.  Consequently, we caution you not to place undue reliance on forward-looking statements.  We have provided additional information in our most recent Form 10-K that we encourage you to review concerning factors that could cause actual results to differ materially from those expressed or implied by our forward-looking statements.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix or on our website at
www.hillshirebrands.com.

What We Want You to Take Away From Today
We have a terrific portfolio of leading, iconic brands
We compete in attractive categories
We expect to grow through disciplined investments in
brand building and innovation
We will fuel our growth through rigorous cost
management
We will pursue targeted M&A opportunities to further
accelerate our growth
We have the potential to deliver significant
shareholder returns

$4B Revenue North American, Focused Food Company 3 Source: Company Financial Statement information 74% 26% Retail Foodservice 89% 11% Branded Unbranded

Strong Brand Portfolio; Two $1B Brands 4

Leading Share Positions in Core Categories

Source: Symphony IRI Group, Total US Multi-Outlet, 52 weeks ending 7/21/13
Brand
Brand
Category
Category
HSH Share
HSH Share
Position
Position
Relative Market
Relative Market
Share
Share
Breakfast Sausage #1 2.9x
Frozen Protein Breakfast #1 8.1x
Lunchmeat #3 0.3x
Smoked Sausage #1 2.8x
Hot Dogs #1 1.1x
Corn Dogs #1 1.5x
Super Premium Sausage #1 1.8x
Specialty Lunchmeat #3 0.3x

Compete in Large Categories With Multiple
Areas for Growth

Source: Symphony IRI Group, National Consumer Panel, Total US–All Outlets, 52 weeks ending 6/16/13 and Total  US Multi-Outlet, 52 weeks ending 7/21/13
Size of
Category
$5.1B $2.8B $1.8B $1.8B $1.5B
Volume
Growth
+0.2% (1.2)% +0.7% +5.0% +10.5%
78%
78%
60%
61%
38%
30% 30%
29%
28%
22%
Lunchmeat Hot Dogs
Smoked
Sausage
Breakfast
Sausage
Frozen Protein
Breakfast
Category HH Penetration Brand HH Penetration

Core Categories Have Limited
Private Label Penetration

Source: Symphony IRI Group, Total US Multi-Outlet, 52 Weeks Ending 8/11/2013
Category
Category
Private Label Dollar Share
Private Label Dollar Share
Frozen Protein Breakfast 6%
Hot Dogs 4%
Corn Dogs 4%
Smoked/Cooked Sausage 5%
Cocktail Links 5%
Breakfast Sausage 11%
Mainstream Lunchmeat 17%
Total Industry 12%

Four Strategies to Deliver Long-Term Value Creation 8 Extend Into Adjacencies Strengthen the Core Acquire On-Trend Brands Fuel Growth Through Efficiency

Brand Building and Innovation Key to
Growth Agenda

Brand Building Innovation
Brand positioning
World-class advertising
Category management
Upgrade existing
quality and packaging
New line extensions
Adjacent innovations

Increasing Investment in MAP Behind Our Core Brands 10 3.5% 4.4% 5% Historic Average FY13 FY15E MAP Spending as % of Sales

FY13 YoY Percent Change in Sales Where We Increase MAP Support We See Good Growth 11 FY13 MAP Increase Allocation High single digits Low single digits High single digits Other

Innovation Focused on Differentiated,
Value-Added Products

Source: Company Financial Statement information
0% 5% 10% 15% 20% 25% 30% 35% 40%
Gross Margin
Commodity
Unbranded
Branded
Meal
Components
Branded
Ready
Meals
$0.5B
$2.6B
$0.8B

Over $300MM in Revenue From Products Introduced Within the Last Three Years 13

Well on Our Way to Achieve Our Innovation Goals 14 *Percent annual revenue from past three years’ rolling innovations, Retail segment only 2013 Editors' Top New Picks Revenue From New Innovations*

Overall, Good Progress in First Year…
More Work to Do

Source: Symphony IRI Group, Total US Multi-Outlet, 52 weeks ending July 1, 2012 and June 30, 2013
Percent Change in Total Consumption Volume
FY12
FY12
FY13
FY13
Hillshire Farm (5.9)% (1.9)%
Jimmy Dean +1.3% +7.3%
Ball Park (4.7)% +5.0%
State Fair (1.5)% (2.4)%
Gallo (5.7)% +9.0%
Aidells +22.3% +13.9%
Sara Lee Sweet Goods (8.8)% (6.6)%
Sara Lee Deli (17.2)% (7.0)%

What’s Next… Continue Working the Plan 16 Grow Core Brands Rigorous Cost Management Acquire New, On-Trend Brands

We Will Activate Our Core Brands Behind
Broadened Brand Positionings

“Farm House
Quality Meats”
“Hearty
Comfort Food”
“Better Guy
Food for Better
Guy Times”
“Smart  and
Sensible
Family Choices”
“Authentic
Ingredients,
Exceptional Tastes”
“Artisanal
Italian Meats”

Jimmy Dean Expanding Hispanic Reach 18

Robust Innovation Slate Planned for FY14

First Half FY14 Second Half FY14
Ramp up distribution for
FY13 innovations
New line extensions in
Jimmy Dean, Aidells,
Sara Lee and Foodservice
Build presence in value
channel
Represents bulk of FY14
innovation activity
Introduce new products
and platforms under
Ball Park and Hillshire Farm
brands
More details to come
First Half Innovations

M&A Will Complement Organic Growth

Value-added categories
Strong brands
Complementary / additive
capabilities
Scale with suppliers and customers
Top-line growth
EPS contribution
Attractive financial returns
Alignment
with
Strategic
Vision
Shareholder
Value
Creation

M&A Will Leverage Strong Infrastructure

Capabilities Assets
Consumer insights
Frozen / Breakfast /
Meals expertise
Category captaincies in
key product areas
Robust R&D and
innovation focus
History of success
integrating acquired
businesses
Efficient supply chain
and production
Fully-integrated SAP
enterprise system
Extensive distribution
infrastructure
Powerful brand
equities with proven
ability to penetrate
new segments

Golden Island Acquisition Provides Initial Entry
to the Attractive Meat Snacking Market
Source: Symphony IRI Group, Total U.S. FDMx data, ending CY 2011
$59B
$59B
2.6% CAGR
2.6% CAGR
$0.9B
$0.9B
+5% CAGR +5% CAGR
Meat-Centric
Snacks
Total Snacking Market

What is Golden Island? Manufactures and sells all natural pork and beef jerky Among top ten jerky brands Differentiated technology to make a more tender jerky 23

Remain Committed to Achieving Our Mid-Term Targets 24 Net Sales Growth MAP % of Total Revenue Operating Margin 4-5% 5% 10%

Maria Henry, EVP & CFO 25

Total Hillshire Brands Income Statement

“Adjusted” terms are non-GAAP financial measures. See our reconciliation to the most directly comparable
GAAP measure in our press release dated August 8, 2013 and at the end of this presentation.
Continuing Operations
($ millions, excluding significant items)
FY12 FY13 YoY
Adjusted Net Sales $3,903 $3,920 +0.4%
Adjusted Op Income 323 363 +12.5%
Adjusted Op Margin 8.3% 9.3% +100 bps
Adjusted Diluted EPS $1.45 $1.72 +18.6%

Cost Management Programs Progressing
On track for $145MM of efficiencies
•
Achieved $40MM cost savings goal in FY13
•
Plans in place to execute remaining $105MM
Efficiency programs will also strengthen core
capabilities for sustainable growth and profitability
Company culture embracing efficiency mindset

Strong Balance Sheet

“Adjusted” terms are non-GAAP financial measures. See our reconciliation to the most directly comparable
GAAP measure in our press release dated August 8, 2013 and at the end of this presentation.
($ millions, excluding significant items)
FY13
Adjusted Cash Flow $   312
Adjusted EBITDA
$   509
Cash
$   400
Debt
$   951
Net Debt
$   551

Capital Allocation Strategy
Continue to invest in the business
Increased dividend 40% to $0.70 per share
annual rate
Targeting $200 million in share repurchases over the
next two years
Committed to M&A as a value creation lever
No plans to significantly reduce debt at this time

FY14 Outlook

Perspective
Facing near-term inflation, lapping one-time benefits
Continue disciplined investment in brand building
Defend market positions where necessary
Sales increase slightly
Adjusted diluted EPS flat to down mid-single digits
Guidance

Summary
We have a terrific portfolio of leading, iconic brands
We compete in attractive categories
We expect to grow through disciplined investments in
brand building and innovation
We will fuel our growth through rigorous cost
management
We will pursue targeted M&A opportunities to further
accelerate our growth
We have the potential to deliver significant
shareholder returns

Q&A 32

Appendix 33

(1) Represents a non-GAAP financial measure. See detailed explanation of these and other non-GAAP measures in the release dated August 8, 2013.

EPS Reconciliation—Reported to Adjusted
Twelve Months ended June 29, 2013 Twelve Months Ended June 30, 2012
As
Reported
Impact of
Significant
Items Adjusted (1)
As
Reported
Impact of
Significant
Items Adjusted (1)
Continuing operations:
Income (loss) from continuing operations before
income taxes $ 256 $ (66) $ 322 $ (35) $ (294) $ 259
Income tax expense (benefit) 72 (38) 110 (15) (101) 86
Income (loss) from continuing operations 184 (28) 212 (20) (193) 173
Discontinued operations:
Income from discontinued operations, net of tax 15 4 11 463 62 401
Gain on sale of discontinued operations, net of tax 53 53 — 405 405 —
Net income from discontinued operations 68 57 11 868 467 401
Net income
252 29 223 848 274 574
Less: Income from noncontrolling interests, net of tax
Discontinued operations — — — 3 3
Net income attributable to Hillshire Brands $ 252 $ 29 $ 223 $ 845 $ 274 $ 571
Amounts attributable to Hillshire Brands:
Net (loss) income from continuing operations $ 184 $ (28) $ 212 $ (20) $ (193) $ 173
Net income from discontinued operations 68 57 11 865 467 398
Earnings per share of common stock:
Diluted
Income (loss) from continuing operations $ 1.49 $ (0.23) $ 1.72 $ (0.16) $ (1.61) $ 1.45
Net income $ 2.04 $ 0.23 $ 1.81 $ 7.13 $ 2.36 $ 4.77
Effective tax rate—continuing operations
28.1% 34.2% 44.2% 33.1%
Twelve Months ended June 29, 2013 and June 30, 2012 (in millions, except per share data unaudited)
—

(1) Represents a non-GAAP financial measure. See detailed explanation of these and other non-GAAP measures in the release dated August 8, 2013.
Operating Income Reconciliation—Reported to Adjusted
Twelve Months ended June 29, 2013
As
Reported
Impact of
Significant
Items Dispositions Adjusted
(1)
Net Sales $ 3,920 $ — $ — $ 3,920
Cost of Sales 2,758 11 — 2,747
Gross Profit 1,162 (11) — 1,173
MAP Expense 174 — — 174
SG&A (excluding MAP) 681 45 — 636
Net charges for exit activities, asset and business dispositions 9 9 — —
Impairment charges 1 1 — —
Operating income $ 297 $ (66) $ — $ 363
Twelve Months Ended June 30, 2012
As
Reported
Impact of
Significant
Items Dispositions Adjusted
(1)
Net Sales
$ 3,958 $ — $ 55 $ 3,903
Cost of Sales 2,857 28 40 2,789
Gross Profit 1,101 (28) 15 1,114
MAP Expense 135 — — 135
SG&A (excluding MAP) 795 132 7 656
Net charges for exit activities, asset and business dispositions 81 81 — —
Impairment charges 14 14 — —
Operating income $ 76 $ (255) $ 8 $ 323
Twelve Months ended June 29, 2013 and June 30, 2012 (in millions, except per share data unaudited)

(1) Represents the change in cash, excluding the impact of significant items.  See the press release dated August 8, 2013 for a detailed definition of significant items.
Cash Flow Reconciliation - Reported to Adjusted
Twelve Months ended June 29, 2013 (in millions, except per share data - unaudited)
As
Reported Restructuring
Swap
Settlement /
Other Adjusted (1)
Cash Flow $165 $102 $45 $312

(1) EBITDA stands for Earnings Before Interest, Taxes, Depreciation, and Amortization and is
a non-GAAP number
EBITDA Reconciliation - Reported to Adjusted
Twelve Months ended June 29, 2013 (in millions, except per share data - unaudited)
Reported Net Income 252
Income tax expense - continuing operations 72
Income tax benefit - discontinued operations (8)
Income tax expense - gain on sale of discontinued operations 15
Interest (net) 41
Depreciation & Amortization 166
EBITDA (1) 538
Significant Items, excluding accelerated depreciation (pre-tax) (29)
Adjusted EBITDA (1) 509